UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRERT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 26, 2020

VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

VMware, Inc. today made available recast financial statements from prior periods consisting of selected financial information from the first quarter of fiscal 2019 through the third quarter of fiscal 2020 on its investor relations webpage at ir.vmware.com.

Pursuant to generally accepted accounting principles (“GAAP”), the recast financial statements combine VMware’s historical financial results with those of Pivotal Software, Inc. (“Pivotal”), which VMware acquired on December 30, 2019. As Pivotal is treated by GAAP as an acquisition of an entity under common control, VMware’s financial statements for prior periods are required to be recast as if the entities were combined for all periods presented.

Additionally, effective with the fourth quarter of fiscal year 2020, VMware will present a new revenue line item in its earnings reports entitled “subscription and SaaS revenue” that is also included in the recast financial statements.

With the addition of this new revenue line item, reported revenue consists of the following three components: license, subscription and SaaS, and services. Previously, subscription and SaaS revenue was referred to as “hybrid cloud subscription and SaaS” revenue and was allocated between license and services revenue. The new subscription and SaaS revenue line item includes VMware’s revenue from Pivotal and other offerings that are billed on a subscription basis, as well as revenue from SaaS offerings such as Workspace ONE, Carbon Black, and VMware Cloud on AWS, and revenue from VCPP cloud offerings that are billed to customers on a consumption basis.

Reconciliations of non-GAAP financial measures to VMware’s financial results as determined in accordance with GAAP are included in Exhibit 99.1. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of the tables in Exhibit 99.1 titled “About Non-GAAP Financial Measures.”

VMware, Pivotal, Workspace ONE, Carbon Black, and VMware Cloud are registered trademarks or trademarks of VMware, Inc. or its subsidiaries in the United States and other jurisdictions.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 VMware, Inc. Recast Financial Statements From Prior Periods

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: February 26, 2020	By:	/s/ Zane Rowe
Zane Rowe, Chief Financial Officer and Executive Vice President